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                                                                   EXHIBIT 23(i)
                                                                   -------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 24, 1997, included in Choice Hotels International, Inc.'s Registration Statement on Form 10 dated September 18, 1997 and to all references to our Firm in this registration statement.




                                    ARTHUR ANDERSEN LLP



Washington, D.C.
November 17, 1997